UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):     November 28, 2006

INDUSTRIAL DISTRIBUTION GROUP, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	000-13195	58-2299339
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

950 East Paces Ferry Road, N.E. Suite 1575 Atlanta, Georgia	30326
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (404) 949-2100

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Upon the recommendation of its Compensation Committee, the Board of Directors of Industrial Distribution Group, Inc. (the “Company”) has approved a prospective increase in the base salary of its President and Chief Executive Officer, Charles A. Lingenfelter, to $400,000 from $300,000. The increase will be effective, and will begin to accrue for payment, December 1, 2006. Mr. Lingenfelter was elected to serve as President and Chief Executive Officer of the Company on November 3, 2005.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)   Exhibits: None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 30, 2006
/s/ Jack P. Healey
Jack P. Healey
Executive Vice President and Chief Financial Officer